EXHIBIT 10.21

AMENDMENT TO NOVEL SURGERY AGREEMENT

This Amendment to Novel Surgery Agreement (“Amendment”) is made, as of the last date set forth on the signature page below, between Harvard Apparatus Regenerative Technology, Inc., a Delaware corporation having an office located at 84 October Hill Road, Holliston, Massachusetts 01746 Telephone: (508) 893-8999; Facsimile: (508) 892-6135 (“Manufacturer”), OSF Healthcare System, an Illinois not-for-profit corporation, owner and operator of Saint Francis Medical Center and Children’s Hospital of Illinois (“Hospital”), located at 530 N.E. Glen Oak Ave, Peoria, Illinois, 61637, and Mark Holterman, M.D., an employee of Hospital assigned to provide professional services at Hospital (“Principal Surgeon”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement (defined below).

WHEREAS, the Manufacturer, Hospital and Principal Surgeon have entered into that certain Novel Surgery Agreement dated as of May 24, 2012 (the “Agreement”) relating to the Surgery,

WHEREAS, the Agreement contemplated the Manufacturer providing an In Breath® 3D Organ Bioreactor (the “Original Device”) in connection with the Surgery;

WHEREAS, since the date of the Agreement, the Manufacturer has developed and owns the rights to and manufactures a scaffold (the “Scaffold”) that the Hospital and Principal Surgeon desire to use in connection with the Surgery;

WHEREAS, the FDA has approved the use of the Scaffold in the Surgery and the Manufacturer has agreed to provide the Scaffold to the Hospital and Principal Surgeon to use in connection with the Surgery;

WHEREAS, the parties hereto desire to enter into this Amendment to amend the Agreement for the purpose of ensuring that the definition of Device in the Agreement includes both the Original Device and the Scaffold;

NOW, THEREFORE, in consideration of the premises and mutual promises and covenants expressed herein the parties agree as follows:

Section 1.         Amendment. The Agreement is hereby amended as of the date hereof as follows:

(a)          Preamble. The second WHEREAS clause in the Agreement is hereby amended and restated as follows:

“WHEREAS, the Clinical Protocol contemplates the use of an In Breath® 3D Organ Bioreactor and a synthetic bioengineered scaffold (each individually a “Device” and collectively the “Devices”) in connection with the Surgery, and Manufacturer owns the rights to and manufactures the Devices;

(b)         References. The initial reference in Section 4, and the references in Sections 5, 6, 7.2, 7.3, 13.1, to “Device” shall each refer to “Devices”.

Section 2.        Miscellaneous.

(a)         This Amendment may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by email or telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

(b)         Except as expressly provided in this Amendment, the execution and delivery of this Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of the Agreement, and, except as specifically provided in this Amendment, the Agreement shall remain in full force and effect in accordance with the terms thereof.

[signatures on following page]

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EXHIBIT 10.21

IN WITNESS WHEREOF, Manufacturer, Hospital and Principal Surgeon have caused this Amendment to be executed as of the date set forth below.

HOSPITAL:	MANUFACTURER:

OSF Healthcare System, Saint Francis Medical	Harvard Apparatus Regenerative
Center and Children’s Hospital of Illinois	Technology, Inc.

Signature:	/s/ Keith Steffen	Signature:	/s/ Thomas McNaughton

Printed Name:	Keith Steffen	Printed Name:	Thomas McNaughton

Title:	CEO, Saint Francis Medical Center	Title:	CFO

Date Signed:	April 4, 2013	Date signed:	April 5, 2013

PRINCIPAL SURGEON:

Signature:	/s/ Mark J. Holterman

Printed Name:	Mark J. Holterman

Title:	M.D.

Date signed:	April 5, 2013